Exhibit 99.2

March 2021 Good Works

2 Legal Disclaimer This presentation (the "presentation") has been prepared for use by Good Works Acquisition Corp. ("Good Works") and Cipher Mining Technologies Inc. ("Cipher" or the "Company") in connection with their proposed business combination (the "proposed business combination"). This presentation is for information purposes only and is being provided to assist interested parties in making their own evaluation with respect to a potential business combination, and related transactions, and for no other purpose. This presentation may not be reproduced or redistributed, in whole or in part, without the prior written consent of Good Works or Cipher. Neither Good Works nor Cipher makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in connection with the proposed business combination and is not intended to form the basis of any investment decision. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own investment decision and perform your own independent investigation and analysis of an investment in the transactions contemplated in this presentation. NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE OR TERRITORIAL SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. FORWARD-LOOKING STATEMENTS This presentation includes "forward-looking statements" within the meaning of the "safe harbour" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate", "project", "forecast", "intend", "will", "expect", "anticipate", "believe", "seek" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to site build-outs and capacity deployment, potential benefits of the transaction and the potential success of Cipher's strategy, and expectations related to the terms and timing of the proposed business combination and related transactions. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Cipher's management and are not predictions of the actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Good Works or Cipher. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, legal and regulatory conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk the approval of the stockholders of Good Works is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Cipher; risks related to the rollout of Cipher's business and the timing of expected business milestones, in particular the ability to build out the necessary initial sites in Texas and Ohio; risks related to Cipher's commercial partnerships and supply agreements, including the inability of Cipher and commercial counterparties to enter into definitive agreements, including the long-term power purchase agreements, on a timely basis or at all, and the related impacts on timing of build-out schedules and other key commercialization milestones; the effects of competition and regulation on Cipher's future business; and the amount of redemption requests made by Good Works' public stockholders the ability of Good Works' or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Good Works' nor Cipher presently know or that Good Works' and Cipher currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of Good Works' registration statement on Form S-1, the proxy statement/prospectus on Form S-4 relating to the business combination, which is expected to be filed by Good Works with the Securities and Exchange Commission and other documents filed by Good Works from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Good Works and Cipher assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Good Works nor Cipher gives any assurance that either Good Works or Cipher will achieve its expectations. USE OF PROJECTIONS The financial projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Good Works' or Cipher's control. While all financial projections, estimates and targets are necessarily speculative, Good Works and Cipher believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that Good Works and Cipher, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events.

3 USE OF DATA The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Good Works and Cipher assume no obligation to update the information in this presentation. ADDITIONAL INFORMATION This presentation relates to a proposed business combination between Good Works and Cipher. This presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Good Works intends to file a registration statement on Form S-4 that will include a proxy statement of Good Works, an information statement of Cipher and a prospectus of Good Works. The proxy statement/information statement/prospectus will be sent to all Good Works and Cipher stockholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at a meeting of Good Works' stockholders to be held to approve the proposed business combination and other matters (the "Special Meeting"). Good Works may also file other documents regarding the proposed business combination with the SEC. The definitive proxy statement/information statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at the Special Meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Before making any voting decision, investors and security holders of Good Works and Cipher are urged to read the registration statement, the proxy statement/information statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination. Investors and security holders will be able to obtain free copies of the proxy statement/information statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Good Works through the website maintained by the SEC at www.sec.gov, or by directing a request to Good Works Acquisition Corp., 4265 San Felipe, Suite 603, Houston, TX 77027. PARTICIPANTS IN SOLICITATION Good Works and Cipher and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Good Works' stockholders in connection with the proposed business combination. Information about Good Works' directors and executive officers and their ownership of Good Works' securities is set forth in Good Works' filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the proxy statement/information statement/prospectus regarding the proposed business combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

4 Transaction Summary Transaction highlights x $2,000mm implied enterprise value at $10 per share x 2.6x 2023E EBITDA or 3.4x 2023E FCF (25k - 100k case) (1) x 4.3x 2023E EBITDA or 7.4x 2023E FCF (25k - 50k case) (2) x 5.4x 2023E EBITDA or 11.2x 2023E FCF (25k flat case) (3) x 6.7x 2023E EBITDA or 19.3x 2023E FCF (25k - 12.5k case) (4) x Implied market capitalization of $2,501 x Cipher to receive $501mm in primary proceeds to fund operations x Bitfury to invest $50mm in PIPE via equipment discount provided to Cipher; investment subject to 6 - month lockup x Cipher to remain debt free x Good Works to receive 1 of 7 board seats x Existing shareholders subject to 2 - year lockup (5) x Transaction expected to close in Q2 2021E Pro forma ownership at closing (6) Uses Sources Pro forma capitalization (at $10.00) Note: Assumes no secondary consideration, all cash after expenses go on balance sheet to fund operation; assumes a $425mm PIP E a t $10 per share; assumes no GWAC stockholder redemption; EBITDA and Free Cash Flow are non - GAAP financial measures (1) Average BTC price in 2023E: $63,125; (2) Average BTC price in 2023E: $37,708; (3) Average BTC price in 2023E: $25,000; (4) Average BTC price in 2023E: $18,646; (5) Certain shares are subject to be released from lock - up after share price achieves certain thresholds for a predetermined period; (6) Excludes SPAC and private placement warrants; (7) Includes additional shares equal to 1.8% ownership issued in connection with Bitfury’s $50mm investment via equipment discount subject to 6 - month lock up ($mm) Pro forma implied enterprise value $2,000 Pro forma gross debt 0 Pro forma cash 501 Pro forma implied market capitalization $2,501 ($mm) Cipher rollover equity $2,000 Cash to merged company balance sheet 501 Bitfury equipment discount 50 Transaction expenses 44 Total uses $2,595 ($mm) Cipher rollover equity $2,000 GWAC rollover equity 170 PIPE 425 Total sources $2,595 70.5% Cipher 15.0% PIPE (7) 6.0% GWAC IPO 1.5% Founder shares 0.1% Private placement 7.0% ESOP

Transaction Summary

Transaction highlights

- ✓ $2,000mm implied enterprise value at $10 per share
  - ✓ 2.6x 2023E EBITDA or 3.4x 2023E FCF (25k-100k case) [1]
  - ✓ 4.3x 2023E EBITDA or 7.4x 2023E FCF (25k-50k case) [2]
  - ✓ 5.4x 2023E EBITDA or 11.2x 2023E FCF (25k flat case) [3]
  - ✓ 6.7x 2023E EBITDA or 19.3x 2023E FCF (25k-12.5k case) [4]
- ✓ Implied market capitalization of $2,501
- ✓ Cipher to receive $501mm in primary proceeds to fund operations
- ✓ Bitfury to invest $50mm in PIPE via equipment discount provided to Cipher; investment subject to 6-month lockup
- ✓ Cipher to remain debt free
- ✓ Good Works to receive 1 of 7 board seats
- ✓ Existing shareholders subject to 2-year lockup [5]
- ✓ Transaction expected to close in Q2 2021E

Pro forma capitalization (at $10.00)

($mm)	
Pro forma implied enterprise value	$2,000
Pro forma gross debt	0
Pro forma cash	501
Pro forma implied market capitalization	**$2,501**

Sources

($mm)	
Cipher rollover equity	$2,000
GWAC rollover equity	170
PIPE	425
Total sources	**$2,595**

Uses

($mm)	
Cipher rollover equity	$2,000
Cash to merged company balance sheet	501
Bitfury equipment discount	50
Transaction expenses	44
Total uses	**$2,595**

Pro forma ownership at closing [6]



1.5%
Founder shares
7.2%
ESOP
0.1%
Private placement
6.0%
GWAC IPO
14.9%
PIPE (7)
70.3%
Cipher

Note: Assumes no secondary consideration, all cash after expenses go on balance sheet to fund operation; assumes a $425mm PIPE at $10 per share; assumes no GWAC stockholder redemption; EBITDA and Free Cash Flow are non-GAAP financial measures
[1] Average BTC price in 2023E: $63,125; [2] Average BTC price in 2023E: $37,708; [3] Average BTC price in 2023E: $25,000; [4] Average BTC price in 2023E: $18,646; [5] Certain shares are subject to be released from lock-up after share price achieves certain thresholds for a predetermined period; [6] Excludes SPAC and private placement warrants; [7] Includes additional shares issued in connection with Bitfury's $50mm investment via equipment discount subject to 6-month lock up

5

6 Cipher Mining Leadership Team Tyler Page Chief Executive Officer Samy Biyadi Interim Head of Power Patrick Kelly Chief Operating Officer Ed Farrell Chief Financial Officer

7 Bitfury is Creating Cipher Mining, a New Bitcoin Mining Champion 745 MW By 2025E EOY Largest global Bitcoin mining operation 9% 2025E Global Bitcoin Network Hashrate (1) Significant scale versus competition Expected steady cash flows generated via Bitcoin rewards and transaction fees 21k+ Bitcoin Mined in 2025E 2.7c/kWh Average Contracted Electricity Price (2) Low - cost Power Purchase Agreements insulate against Bitcoin volatility 500+ MW Bitfury Bitcoin Mining D elivered to Date (3) Best - in - class Bitcoin mining technology and infrastructure Source: Cipher Mining management Note: Projections based upon BTC price increases from $25k to $50k from 2021E to 2025E (1) Assuming overall computational power of Bitcoin network of 455 EH/s in December 2025E (2) Subject to LOI; (3) Cipher will be a separate company, Bitfury results may not be indicative of Cipher results

Bitfury Snapshot

Bitfury Today

120+
Employees

50
R&D Employees

5
Countries (Mining Operation)

7
ASICs Generations

500MW+
Computing Power Deployed to Date

7
Data Centers

>600k
Bitcoins Mined Since Inception

$170MM+
Capital Raised

Key highlights

- **Established in 2011**
- **$1bn+** valuation during last fundraising round in 2018
- **Recognized global leader** in the blockchain sector
- **Proprietary chips, servers and industrial high-performance data centers:**
    - 7 generations of semiconductor chips, 500MW+ of data centers deployed
- **Breakthrough immersion cooling technology for industrial high-performance data centers** – the only company deploying technology at scale, pilot projects with large data-center owners

Bitfury Main Activities

Data Centers for Digital Assets



Digital Assets Processing capacity with the word leading production costs

Liquid cooling for HPC data centers

liquid°stack

data centre efficiency reinvention with **immersion cooling tech** for High-Performance computing

Game-Changing technology for AI



Industry leading AI technology which provides breakthrough performance

Blockchain software

BITFURY Exonum

Adding trust to the globe

Clear Crypto Compliance

BITFURY Crystal

Digital Assets compliance analytics system

Source: Cipher Mining management

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9 Investment Opportunity Overview Transaction Perimeter Source: Cipher Mining management (1) Subject to LOI Transaction funds buildout of 4 new data centers in the United States • Greenfield projects are ready - for - deployment with lease agreements and power purchase agreements (1) • 445 MW initial buildout of mining capacity • Additional deployment of 300 MW from 2023E - 2025E in existing facilities Sourcing and supply of equipment and technology EPC/EPCM contractor Operations and Maintenance services Pool services Initial Buildout 20 MW Texas site 3 105 MW Texas site 1 200 MW Texas site 2 120 MW Ohio site Planned expansion 300 MW Projected Re - Investment (2023E - 2025E) Cipher Mining

Key Partnerships Drive Industry-Leading Execution

BITFURY

Deployment Services

- Site development oversight and management
- Exclusive development of US assets (non-compete) [1]
- Pool services agreement

Technology Advantage

- Industry leading ASICs optimized for Bitcoin mining cost-efficiency with 5 nm chips
- Participation in sophisticated demand response programs built into Bitfury servers
- Access to two-phase immersion cooling technology to reduce system energy consumption

Supply Chain Visibility

- Wafer supply relationships de-risk large scale purchase orders of mining equipment
- Accelerates deployment of next-generation machines
- Over 500 MW of capacity delivered to date provides considerable supply chain expertise

Power Procurement

Low-cost electricity supply to be locked in at **average price of 2.7c/kWh** [2] via long-term power purchase agreements with reliable industry partners

CloudHQ — **Texas 1 & 3**: 5 year power supply arrangements

VISTRA — **Texas 2**: 5 year power supply arrangements

StandardPower — **Ohio**: 5 year power supply arrangements

Source: Cipher Mining management
[1] Subject to certain de minimis thresholds
[2] Subject to LOI

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11 Business Model Overview Source: Cipher Mining management (1) Range represents BTC price increase from $25K in 2021E to $50K or $100K in 2025E (2) The block reward is cut in half after every 210,000 blocks are mined (~every 4 years); the latest revision was in May 2020 Bitcoin Network Power Source Mining Equipment Bitcoin Mining Dynamics • Data center revenue consists of a reward for the block mined and a transaction fee • Average block time is 10 minutes (time for Bitcoin system to mine a new block) • Block reward based on ratio of data center’s computing power to that of entire Bitcoin network • Current block reward amounts to 6.25 Bitcoins per block (2) • Transaction fees are additional Bitcoin paid to miners for confirming transactions Transaction processing Assignment of rewards Electricity Electricity cost Computing power Bitcoin reward Transaction fees $13bn - $25+ bn Annual Bitcoin Mining Network Revenue by 2025E (1)

12 “ There is no other asset that combines Bitcoin’s liquidity with its upside potential” “ Fidelity has made a long - term commitment to the future of blockchain technology and to making digitally - native assets, such as Bitcoin, more accessible to investors ” Growing Bitcoin Acceptance Among Institutions… “We believe bitcoin offers one of the most compelling risk - reward profiles among assets” “Our fundamental work shows that Bitcoin should be worth about $400,000” “Cryptocurrencies are here to stay and they could take the place of gold. It is so much more functional than passing a bar of gold around” “We believe that bitcoin has the potential to be a more ubiquitous currency in the future” “Increased scrutiny of crypto - assets would accelerate institutional money into bitcoin” “ … We invested an aggregate $1.50 billion in bitcoin under this policy and may acquire and hold digital assets from time to time or long - term. Moreover, we expect to begin accepting bitcoin as a form of payment for our products in the near future…” “I also made the case for owning Bitcoin, the quintessence of scarcity premium. It is literally the only large tradeable asset in the world that has a known fixed maximum supply”

13 …and Favorable Market Dynamics Could Push Market Cap to ~$2T+ Source: Cipher Mining management, Wall Street research, Coin Metrics Note: Bitcoin market data as of 2/8/21 (1) Denotes market capitalization at 12/31/21 and 12/31/25 using year end 2021E and 2025E BTC price; (2) Assumes BTC price increases from $25K in 2021E to $50K in 2025E; (3) Assumes BTC price increases from $25K in 2021E to $100K in 2025E Exponential Price Appreciation (BTC Logarithmic Scale) The Leading Digital Currency… …With Finite Supply… …Creating a Massive Bitcoin Mining Opportunity Limited Supply Drives Demand (BTC in millions, Annual emissions in %) Growing Bitcoin Mining Revenue and Market Capitalization (1) ($ in billions, except BTC) Today ~$46k Bitcoin Reward Transaction Fees 10 8 11 15 < 1 5 1 10 $10 $13 $12 $25 2021 2025 2021 2025 0 7 14 21 0% 20% 40% 60% 80% 100% 2009% 2019% 2029% 2039% 2049% 2059% E E E E 2021E (2) 2025E (2) 2021E (3) 2025E (3) YE BTC Price $30.0k $50.0k $40.0k $100.0k Market Cap ~$600B X ~$1,000B X ~$800B X ~$2,000B X Transaction Fees (% of Total Revenues) 7% 40% 7% 40% $1 $10 $100 $1,000 $10,000 $100,000 2012 2014 2016 2018 2020

14 Investment Highlights for Cipher Mining Note: Projections based upon BTC increases from $25k to $ 50 k from 2021E to 2025E; assumes 455 EH/s network hashrate by Dec 2025E; assumes 2.38 BTC transaction fees per block by Dec 2025E; assumes 745MW deployed by Dec 2025E (1) Subject to LOI (2) Cipher will be a separate company , Bitfury results may not be indicative of Cipher results 1 Creation of U.S. Bitcoin Mining Champion • Scale insulates against price volatility and drives cost and margin improvements • U.S. platform provides investors opportunity in transparent environment 745 MW Planned mining Capacity 2 Strong Position on Global Cost Curve • Combination of scale and energy cost make deployment one of the world’s most efficient 2.7 c/kWh Cost of Energy (1) 3 Technology Leadership Delivers Best - in - Class Performance • Guaranteed U.S. access to Bitfury chip, server demand response and cooling technologies 7 ASIC Generations 4 Unique Expertise and Capabilities • Wafer fabrication agreements accelerate next generation deployments • Differentiated Bitfury chip design expertise Strategic Supply Agreement 5 Key Management’s Track Record of Complex and Large - Scale Data Center Development • Global footprint of deployed data centers • 8+ years of Bitcoin mining execution 500+ MW Bitfury Bitcoin mining delivered to date (2) 6 Strategic Adjacencies Present Compelling Long - Term Opportunities • Lending services and strategic partnerships • Asset management products and mining - as - a - service Expansion in Financial Services

1 Creation of US Bitcoin Mining Champion

Mining Capacity of World's Largest Bitcoin Miners
(MW)



745 MW By 2025E
2025E Hashrate: 39.8 EH/s
Cipher MINING
445 MW
745 MW (1)
1,135 MW
Argo Mkt Cap: $1,304M
235 MW
835 MW
Marathon (3) Mkt Cap: $3,395M
335 MW
500 MW
Bitfarms Mkt Cap: $468M
367 MW
Riot Mkt Cap: $3,417M
120 MW
HIVE Mkt Cap: $1,599M
~100 MW
Hut8 Mkt Cap: $910M
109 MW
MGT Capital Mkt Cap: $52M
20 MW
Cipher Mining's share in the overall computational power of Bitcoin network is expected to be 9% (2) by December 2025E
Existing Capacity
2022E Buildout
Planned Expansion
Potential Expansion

Scale and Geography Matter

Benefits of Scale

- ✓ The overall computational power of the Bitcoin network is highly correlated with Bitcoin price
- ✓ Any significant fall in price forces high-cost miners to cease mining which results in proportional decrease of the network power
- ✓ Number of blocks available for mining is pre-set by Bitcoin protocol irrespective of network computational power or Bitcoin price increases
- ✓ In periods of low Bitcoin price, **low-cost producers take the market share of less-efficient players and keep their economics resilient by mining higher number of blocks**

Benefits of a US Platform

- ✓ First truly large-scale mining platform in the US provides investors an opportunity to invest in a transparent, highly regulated environment
- ✓ Creation of "New" onshore Bitcoin drives premium value and drives institutional investor appetite
- ✓ Supportive regulatory environment for North America miners and mining pools
- ✓ Reliable supply of power without fear of government shutdown
- ✓ Robust legal and banking framework to safeguard custody of mined Bitcoins

Source: Cipher Mining management, Capital IQ, company press releases and filings
Note: Fully diluted market capitalization data as of 3/2/21
(1) Re-investment as stated on slide 9; (2) Assuming overall computational power of Bitcoin network of 455 EH/s in December 2025E; (3) Planned expansion assumes 103,000 miners deployed with power consumption of 3,250W per miner

15

16 Strong Position on the Global Cost Curve 2 Low Electricity Costs Relative to Peers ($/MWh) Positioned to be Industry Leader in Equipment Efficiency Source: Cipher Mining management, Cambridge Centre for Alternative Finance, and company filings (1) Cost for initial buildout, subject to LOI; (2) Company presentation as of January 2021 ; (3) Company presentation as of March 2020; (4) Energy price for HIVE’s 30MW facility in Quebec; Company presentation as of September 2020; (5) Average of Wall Street research estimate range; (6) Based on ‘3 rd Global Cryptoasset Benchmarking Study’ (September 2020) from Cambridge Centre for Alternative Finance Top - notch technology and best - in - class mining equipment to maximize compute power output per MW Highly reliable, minimizing downtime and repair costs Proven ability to vary power consumption within seconds to participate in demand - response programs and reduce energy costs (>100MW in North America to date) Different operational modes allow balance between maximum output per chip and maximum efficiency to respond to market conditions Marathon (2) Hive (4) Bitfarms (3) North America Median (6) Asia Pacific Median (6) Europe Median (6) Global Average (6) (1) $27 $28 $40 $40 $45 $40 $45 $46 $50 Hut8 (5)

3 Technology Leadership Delivers Best-in-Class Performance

Proprietary High-Performance Equipment and Breakthrough Technologies

Highest Performance Chips



- Equipment combines highest performance chips and cost-efficient utilization
- Bitfury has developed in-house 7 generations of ASICs
- Bitfury owns 4 patent families in the area of chips design

Servers with Proven Demand Response Features



- Automatic demand response system allows equipment to rapidly switch on and off by a command from the dispatcher in order to help balance the power grid supply and demand
- The technology gives an ability to participate in sophisticated demand response programs to reduce effective power price by up to 1.0-1.5 cents
- The technology has been successfully applied by Bitfury equipment in Canada over the past 2 years

Established Leader in Immersion Cooling Technology



- Running data centers in regions with attractive energy prices, but harsh climatic conditions may require considerable amount of energy for cooling – up to 50-100% of useful consumption (PUE 1.5-2.0)
- 2-phase immersion cooling radically reduces energy consumption of auxiliary systems – less than 5% of useful consumption (PUE 1.03-1.05)
- 2-phase immersion cooling is the most environmentally responsible cooling solution
- Bitfury believes it is the only company in the world that deploys and runs technology at industrial scale - more than 150MW deployed since 2015 [(1)]
- Bitfury has one of the industry's largest IP portfolio for immersion cooling – 8 filed (already published or pending) patent families, covering all key components of solution

Source: Cipher Mining management
[(1)] Management estimate based on publicly available sources

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18 Partnership with Bitfury Provides Access to Next - Gen ASIC Chips 3 Source: Cipher Mining management 1 2 3 4 5 6 7 8 GEN1 GEN2 GEN3 GEN4 GEN5 GEN6 GEN7 GEN8 ASIC 55 nm (2013) ASIC 55 nm/G2 (2014) ASIC 28nm (2015) ASIC 16nm (2016) ASIC 14nm (2017) ASIC 14nm/G2 (2018) “CLARKE” ASIC 10nm (2019) “GIBSON” ASIC 5nm (2021E) “NIVEN” FPGA (2012) Evolution of Bitfury’s BTC ASICs

19 NIVEN Deployment Timeline Anticipated Schedule Event Tape Out March 2021E Engineering Sample / Pilot Production June / July 2021E Mass Production SOP in Q3 2021E Ramp - up Phase Volume (wafer) Engineering Sample 50…100 Pilot Production Up to 2,000 Mass Production Depending on forecast Production Capacity (wafer) Bitfury is expected to be able to utilize up to 10k wafers (equivalent to 200MW capacity) / month capacity at Samsung foundry due to lo ng - term relationship (tier 1 partner), advanced planning and optimized supply chain Legal Notice: All information in this presentation is strictly confidential and may not be reproduced, transmitted or used in an y form. 3

20 Unique Track Record of Execution 4 Source: Cipher Mining management Bitfury Is Among the Most Experienced Providers of Digital Infrastructure Solutions Globally • Large team of engineers covering electrical, mechanical and civil trades • Prolific experience in deploying large data centers and operating existing facilities Highly Experienced Engineering Team • Deployment Stage : • Engineering, procurement and construction management • Maintenance and Operation : • Software configuration and monitoring • Hardware maintenance, diagnostics and repairs One - Stop Provider of Full - Scope Services • Wafer supply agreements de - risk large scale purchase orders and accelerate deployment for next - generation machines • Established supply chain and strong relationships with key suppliers ensure timely project delivery Well - Developed Supply Chain Tremendous experience launching and maintaining mining pools

21 Bitfury’s Track Record of Complex and Large - Scale Data Center Development 5 Proven Ability To Scale Quickly 32 MW Iceland & Georgia 76 MW Iceland & Georgia + Immersion Cooling 134 MW Iceland, Georgia and Canada 526 MW Iceland, Georgia, Canada, Azerbaijan, Norway and Kazakhstan Source: Cipher Mining management Note: Each container ~50MW 6 MW Iceland 206 MW Iceland, Georgia, Canada, Azerbaijan and Norway 2020 2013 2014 2015 2016 2017

22 Strategic Adjacencies Present Compelling Long - Term Opportunities Source: Cipher Mining management Industry Tailwinds x Available supply of Bitcoin is shrinking as more is being bought than mined x Bitcoin is becoming more of its own asset class and less of a “cryptocurrency” x Institutional investors will increasingly access this asset class directly, not via private funds x Partnerships with larger companies in technology and financial services driven by large investment pools and corporate treasu rie s Lending Services A Bitcoin reserves could be lent out as an additional line of revenue Asset Management Products C Holding freshly minted Bitcoin – trading at 10 - 20% premiums – presents opportunities to build new financial products & ETFs Strategic Partnerships B Large Bitcoin holdings enable potential fintech partnerships Mining - as - a - Service D Infrastructure investors put up capex for managed Bitcoin mining deployments Strategic Adjacencies Present Compelling Long - Term Opportunities 6

Cipher Mining Data Center Economics and Implementation

24 Cipher Mining Expected Timeline and Details Investment in Initial Buildout Source: Cipher Mining management Note: Assumes initial buildout to begin December 1, 2021E Site name Q4 ’21E Q1 ’22E Q2 ’22E Q3 ’22E Q4 ’22E Texas site 1 Ohio Texas site 2 Texas site 3 Additional Investment - Cumulative Greenfield Capacity Deployed Year 2023E 2024E 2025E 2023E Re - Investment 2024E Re - Investment 2025E Re - Investment Capacity deployed (MW): 445 Hashrate deployed (EH/s): 0 0.0 60 2.0 95 3.2 14.8 370 12.3 Capacity deployed (MW): 745 Hashrate deployed (EH/s): 445 14.8 39.8 545 21.5 645 29.8 410 13.7

25 5,382 3,494 2,160 1,970 $25K to $12.5K Flat $25K $25K to $50K $25K to $100K Illustrative Simulation of Cipher’s 745 MW Miner Economics Bitcoin Network Computational Power vs. BTC Price (1) Source: Cipher Mining management and Coin Metrics Note: Bitcoin market data from 1/1/20 to 2/8/21 (1) Hash Rate represents 7 - day average; (2) Based on Cipher projections for December 2025E EH/s BTC Bitcoin network computational power at different BTC prices (2) (EH/s) Monthly Quantity of Bitcoins Reward Received per 745 MW (2) (BTC) The overall computational power of Bitcoin network is highly correlated with Bitcoin price, and any significant fall in price forces high - cost miners to cease mining which results in proportional decrease of the network power The amount of blocks that can be mined is pre - set by Bitcoin protocol and is irrespective of network computational power, therefore in periods of low BTC price low - cost producers historically take market share from less - efficient players and maintain economics by increasing the number of blocks mined Total Bitcoin network computational power Share of Cipher in total network capacity Business Model Resilience and Downside Protection against BTC Price Drop 21.9% 14.2% 8.8% 8.0% 182 280 455 497 $25K to $12.5K Flat $25K $25K to $50K $25K to $100K $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 0 20 40 60 80 100 120 140 160 Network Hash Rate (left-axis) BTC Price (right axis)

Cipher Mining Financial Overview

Financial Highlights

*Ability to **scale operation to 745 MW and mine 21k+ Bitcoins per year** by 2025E*

***EBITDA and cash flow positive** by Q4 2021E and Q1 2022E, respectively*

***Expected ~71% EBITDA margin and ~58% FCF conversion** by 2023E*

***Business model resilience** with downside protection against BTC drop*

***Lean operating model** with low management overhead*

Source: Cipher Mining management
Note: Based upon BTC price increases from $25k to $50k from 2021E to 2025E; EBITDA is a non-GAAP financial measure; EBITDA defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization; EBITDA margin defined as EBITDA / revenue; FCF conversion calculated as (EBITDA – Capex) / EBITDA

27

28 Illustrative Key Performance Indicators, with BTC from $25K to $50K Illustrative Average Cost per Bitcoin Mined (1) Illustrative Annual Bitcoin Mined Illustrative Total MW Deployed and Hashrate (EH/s) Illustrative Gross Margin Source: Cipher Mining management Note: Projections based upon BTC increases from $25k to $50k from 2021E to 2025E; assumes 455 EH/s network hashrate by Dec 20 25E ; assumes 2.38 BTC transaction fees per block by Dec 2025E; assumes 745MW deployed by Dec 2025E (1) Variable cost / BTC = OpEx / Total Bitcoin Mined; Total Cost / BTC includes SG&A and depreciation & amortization 212 10,509 17,234 16,756 21,078 2021E 2022E 2023E 2024E 2025E 66% 71% 74% 73% 78% 2021E 2022E 2023E 2024E 2025E $10,252 $9,547 $9,728 $11,478 $10,530 $19,995 $16,713 $17,425 $21,602 $20,885 2021E 2022E 2023E 2024E 2025E Avg Variable Cost / BTC Avg Total Cost / BTC 60 445 545 645 745 2 15 21 30 40 2H 2021E 2022E 2023E 2024E 2025E MW Deployed Hashrate (EH/s)

29 Illustrative Selected Financial Projections, with BTC from $25K to $50K Illustrative Revenue and Gross Profit ($ in millions) Illustrative EBITDA and Capex ($ in millions) ($5) $237 $465 $502 $761 $494 $134 $194 $229 $259 43% 58% 54% 66% 2021E 2022E 2023E 2024E 2025E EBITDA Capex FCF Conversion Source: Cipher Mining management Note: Projections based upon BTC increases from $25k to $50k from 2021E to 2025E; assumes 455 EH/s network hashrate by Dec 20 25E ; assumes 2.38 BTC transaction fees per block by Dec 2025E; assumes 745MW deployed by Dec 2025E; EBITDA and Free Cash Flow are non - GAAP financial measures (1) FCF Conversion calculated as (EBITDA – Capex) / EBITDA, EBITDA defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization (1) $6 $350 $652 $714 $1,009 $4 $250 $484 $522 $787 66% 71% 74% 73% 78% 2021E 2022E 2023E 2024E 2025E Revenue Gross Profit Gross Margin

30 Strong Return on Capital Investment Source: Cipher Mining management Note: Projections based upon BTC increases from $25k to $50k from 2021E to 2025E; assumes 455 EH/s network hashrate by Dec 20 25E ; assumes 2.38 BTC transaction fees per block by Dec 2025E; assumes 745MW deployed by Dec 2025E; EBITDA and Free Cash Flow are non - GAAP financial measures (1) Free Cash Flow = EBITDA – Capex, EBITDA defined as net earnings (loss) before interest expense, income tax expense (benefit), de preciation and amortization ($3) ($3) $1 $18 $48 $84 $87 $97 $108 $122 $139 $158 $96 $113 $135 $151 $175 $202 $233 $110 $307 $77 $0 $46 $44 $44 $44 $44 $53 $53 $53 $53 $62 $62 $62 $62 $68 $68 ($113) ($423) ($499) ($481) ($479) ($439) ($396) ($343) ($279) ($211) ($125) ($20) $24 $75 $148 $237 $351 $485 $650 2Q21E 4Q21E 2Q22E 4Q22E 2Q23E 4Q23E 2Q24E 4Q24E 2Q25E 4Q25E EBITDA Capex Cumulative CF Illustrative EBITDA, Capex, and Cumulative Free Cash Flow, with BTC increasing from $25K in 2021 to $50K in 2025 (1) ($ in millions)

Model Sensitivities to Bitcoin Price Movements

	Revenue				
BTC Price	2021E	2022E	2023E	2024E	2025E
$25k to $50k	$6	$350	$652	$714	$1,009
$25k to $12.5K	$5	$277	$475	$496	$643
Flat $25K	$6	$305	$555	$596	$820
$25k to $100k	$8	$449	$983	$1,179	$1,788

	Gross Profit				
BTC Price	2021E	2022E	2023E	2024E	2025E
$25k to $50k	$4	$250	$484	$522	$787
$25k to $12.5K	$3	$180	$313	$309	$428
Flat $25K	$4	$207	$390	$406	$601
$25k to $100k	$5	$344	$807	$978	$1,554

	EBITDA				
BTC Price	2021E	2022E	2023E	2024E	2025E
$25k to $50k	($5)	$237	$465	$502	$761
$25k to $12.5K	($5)	$169	$298	$293	$409
Flat $25K	($5)	$195	$374	$389	$579
$25k to $100k	($5)	$330	$782	$948	$1,513

	Free Cash Flow[1]				
BTC Price	2021E	2022E	2023E	2024E	2025E
$25k to $50k	($499)	$103	$271	$273	$503
$25k to $12.5K	($499)	$35	$104	$64	$151
Flat $25K	($499)	$61	$179	$160	$321
$25k to $100k	($500)	$195	$588	$719	$1,254

Source: Cipher Mining management

Note: Projections based upon BTC increases from $25k to $50k from 2021E to 2025E; assumes 455 EH/s network hashrate by Dec 2025E; assumes 2.38 BTC transaction fees per block by Dec 2025E; assumes 745MW deployed by Dec 2025E; EBITDA and Free Cash Flow are non-GAAP financial measures

[1] Free Cash Flow = EBITDA - Capex, EBITDA defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization

31

32 Cipher’s Projected EBITDA Growth Outpaces Bitcoin Price in Both Upside and Downside Bitcoin Price Scenarios Case 1: Bitcoin $25k - $50k Bitcoin price 13% Cipher EBITDA 48% Case 2: Bitcoin $25k - $12.5k Source: Cipher Mining management Assumes Bitcoin price increases linearly from $25k to $50k from 2021E to 2025E in case 1 and assumes Bitcoin price decreases lin early from $25k to $12.5k from 2021E to 2025E in case 2 Note: EBITDA defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization; E BIT DA is a non - GAAP financial measure (5) 237 465 502 761 2020 2021E 2022E 2023E 2024E 2025E 2022 - 2025E CAGR Bitcoin price (15%) Cipher EBITDA 34% (5) 169 298 293 409 2020 2021E 2022E 2023E 2024E 2025E 2022 - 2025E CAGR % Δ 35% % Δ 49% $25k $30k $35k $40k $45k $50k $25k $23k $20k $18k $15k $13k

33 0% 50% 100% 150% 200% 250% 300% Y1 Y2 Y3 Y4 Y5 0% 100% 200% 300% 400% 500% Y1 Y2 Y3 Y4 Y5 Strong Return and Downside Protection Source: Cipher Mining management Note: EBITDA is a non - GAAP financial measure (1) Return calculated as cumulative EBITDA / Capex for respective year, EBITDA defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization 2023, 193% ~200% to ~250% Cumulative Return on Investment for $50K BTC Case 2022, 204% 2021, 231% Illustrative Cumulative ROI by Year of Initial Investment, for BTC to $50K in 2025E (1) BTC from $25K in 2021 to $12.5K in 2025E 0% 100% 200% 300% 400% 500% Y1 Y2 Y3 Y4 Y5 BTC at $25K Flat 0% 100% 200% 300% 400% 500% Y1 Y2 Y3 Y4 Y5 BTC from $25K in 2021 to $100K in 2025E 2023, 120% 2022, 129% 2021, 137% 2023, 154% 2022, 164% 2021, 179% 2023, 350% 2022, 361% 2021, 412% BTC Increasing from $25K in 2021 to $50K in 2025E Investment Year Initial Investment Y1 Y2 Y3 Y4 Y5 2021E $494 1% 46% 115% 173% 231% 2022E $134 15% 91% 143% 204% 2023E $194 16% 96% 193%

34 Investment Highlights for Cipher Mining Source: Cipher Mining management A ssumes 745MW deployed by Dec 2025E (1) Subject to LOI (2) Cipher Mining will be a separate company , Bitfury results may not be indicative of Cipher Mining results 1 Creation of U.S. Bitcoin Mining Champion 745 MW Planned mining Capacity 2 Strong Position on Global Cost Curve 2.7 c/kWh Cost of Energy (1) 3 Technology Leadership Delivers Best - in - Class Performance 7 ASIC Generations 4 Unique Expertise and Capabilities Strategic Supply Agreement 5 Key Management’s Track Record of Complex and Large - Scale Data Center Development 500+ MW Bitfury Bitcoin mining delivered to date (2) 6 Strategic Adjacencies Present Compelling Long - Term Opportunities Expansion in Financial Services

Cipher Mining Appendix

Bitfury Team and Investors

The Bitfury Group — Leadership



Valery Vavilov
Founder & CEO

BITFURY



George Kikvadze
Executive Vice Chairman

SISTEMA
York Capital Management



Antoine Dresch
Board of Directors member

Goldman Sachs
Morgan Stanley



Chris Allen
Chief Legal Officer

Latham & Watkins LLP
Linklaters

The Bitfury Group — Advisory Board



Bill Tai
Silicon Valley Venture Capitalist

tsmc



Annette Nazareth
Attorney, former U.S. SEC Commissioner



Brian Forde
MIT Senior Lecturer, former White House Senior Advisor

The White House



Hernando de Soto
Economist & Thought Leader

ILD



Dr. Tomicah Tillemann
Former Senior Advisor to U.S. Secretary of State

The White House



Bob Dykes
Advisor to high-tech start-ups

FLEXTRONICS
VeriFone
A division of Hewlett-Packard



Dr. James Newsome
Co-founder at Delta Strategy Group, former U.S. CFTC Chairman



Jason Weinstein
Former senior U.S. Justice Department official in charge of cybercrime enforcement



Dr. Jackson Hu
Advisor for high-tech start-ups, venture partner and semiconductor industry leader

UMC



Young K. Sohn
President & Chief Strategy Officer, ex-Samsung Electronics, Chairman of the Board, HARMAN

SAMSUNG

Investors

- korelya capital
- Daiwa Securities Group Inc.
- iTechCapital
- GALAXY DIGITAL
- LIAN GROUP 链集团
- |ARGENTHAL|
- ARMAT GROUP
- BLOCKCHAIN CAPITAL
- MACQUARIE
- NAVER Ventures
- Dentsu Ventures
- JABRE CAPITAL PARTNERS
- M.A.C.S.F
- DRW
- QueensBridge Venture Partners

36

Bitfury's History

2009
- "Genesis" Bitcoin block mined

2010

2011
- Bitfury founded
- Bitfury deploys FPGA platforms to process Bitcoin transactions

2012

2013
- Deployed 1st generation ASIC (55nm)
- Opened data center in Republic of Georgia
- Deployed 2nd generation ASIC (55nm)
- Opened point of pretense in Amsterdam

2014

2015
- Deployed 3rd generation ASIC (28nm)
- Opened state of the art 40 MW immersion cooling datacenter
- Acquired Hong Kong based Allied Control
- Launched Exonum private blockchain framework
- 16 nm BlockBox and chip sales
- Deployed 4th generation ASIC (16nm)
- Contributing to the Lightning Open Source Project

2016

2017
- BlockBox mass deployment
- Hut 8 founded and listed on Toronto Stock Exchange
- Deployed 5th generation Bitfury ASIC (14nm)
- Deployed 6th generation Bitfury ASIC (14nm)
- Launched Crystal analytics platform
- Launched Lightning Peach

2018

2019
- AI Mass Parallel Chip and Platform R&D launch
- 10 nm ASIC chip design ready
- Immersion cooling data centers for HPC launch
- Secured funding for crystal blockchain
- Deployed 3 data centers with total capacity of 100MW in Central Asia
- 5nm chip development

2020

Founder Research | **Develops Leading Technology** | **Deploys Leading Technology** | **Positioning Business for Future Blockchain & AI Technology Innovation**

Source: Cipher Mining management

37

38 0% 20% 40% 60% 80% 100% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Shares of BTC Outstanding % of BTC's Supply Held For More Than 1 Year % of BTC's Supply Held For Less Than 1 Year Growing Institutional Appetite for Bitcoin… Rising Adoption From Investors looking to Diversify Portfolio Allocation Increasing Long Term Focus from Investors Bitcoin “HODL” Waves Bitcoin S&P 500 Bonds Gold Oil Emerging Market Currencies Real Estate Bitcoin 0.26 (0.14) 0.24 0.19 0.13 0.34 S&P 500 0.26 (0.62) 0.37 0.59 0.52 0.89 Bonds (0.14) (0.62) 0.61 (0.44) (0.36) (0.49) Gold 0.24 0.37 0.61 0.43 0.37 0.26 Oil 0.19 0.59 (0.44) 0.43 0.53 0.48 Emerging Market Currencies 0.13 0.52 (0.36) 0.37 0.53 0.45 Real Estate 0.34 0.89 (0.49) 0.26 0.48 0.45 As of November 2020, 60% of Bitcoin has not moved in more than a year Only major asset class over the last decade with consistently low correlations to traditional asset classes High correlation: coefficient value lies between ± 0.50 and ± 1 Moderate correlation: coefficient value lies between ± 0.30 and ± 0.49 Low correlation: coefficient value lies below ± .29 Source: ‘Big Ideas 2021’ (January 2021) from ARKInvest

39 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 1% Allocation 2.55% Allocation (Minimum Volatility) 6.55% Allocation (Maximum Sharpe Ratio) Price Increase per Bitcoin HNWI Mass Affluent Pension Funds Insurance Companies Sovereign Wealth Funds $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 0.10% 1% 10% Potential Price Increase per Bitcoin …With Upside from Continued Corporate and Institutional Interest Corporates allocating Balance Sheet to Bitcoin Significant upside with growing institutional investment Hypothetical Price Increase If Bitcoin Were to Replace Cash on S&P500 Corporate Balance Sheets Hypothetical Impact of Institutional Investment On the Price of Bitcoin Representative companies with Balance Sheet investments in Bitcoin Bitcoin’s Potential Percent of Cash On Corporate Balance Sheets Source: ‘Big Ideas 2021’ (January 2021) from ARKInvest

The Market is Ready for a North American Asset

Known Capacity Distribution per July 2020 (1)

Total: 4,086MW


China
731MW
Canada
613MW
Russia
465MW
Iceland
165MW
Rest of World
91MW
Kazakhstan
455MW
Iran
450MW
US
1,116MW

Estimated Total Capacity Distribution per July 2020 (1)

Total: 9,647MW


Canada
721MW
Russia
775MW
Iceland
183MW
Rest of World
274MW
Kazakhstan
758MW
Iran
750MW
China
4,873MW
US
1,313MW

Increasing Interest in North American Operations

Attractive Market Dynamics

- ✓ Low-cost energy and power infrastructure
- ✓ Freshly minted Bitcoins
- ✓ Significant institutional investor interest
- ✓ Decentralize mining away from China

Stable Regulatory Environment

- ✓ US digital asset ecosystem is more tightly regulated
- ✓ Attracts compliance-wary investors
- ✓ Regulatory framework for Bitcoin is well established and accepted

Source: Cipher Mining management and BitOoda

(1) Based on 'Bitcoin Mining Hashrate and Power Analysis' (July 2020) from BitOoda

40

41 Projections Overview Source: Cipher Mining management (1) Subject to LOIs; (2) Subject to certain de minimis thresholds; (3) Free Cash Flow = EBITDA – Capex, EBITDA defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization Creation of the largest computational infrastructure for Bitcoin mining globally with total capacity of 745+ MW and computati ona l power of 39.8 EH/s In its initial build out, the building of four new data centers (greenfield projects) in the U.S, three in Texas and one in O hio The greenfield projects are ready for deployment with lease agreements and power purchase agreements already agreed (1) – Two of the three power suppliers will finance a large portion of the capex required for certain infrastructure in exchange fo r a profit sharing arrangement that will be included in the respective power supply agreements, enhancing the ROI for investors in Cipher Mining Construction, engineering, operations and other services required to launch and maintain the data centers will be provided by Bitfury on arms’ length terms – Bitfury will not compete with mining development projects in the U.S. (2) – Bitfury to use commercially reasonable efforts to supply any specialist mining equipment required by Cipher The mining capacity will be deployed in an initial first phase, and a second phase of 100 MW per year beginning in 2023E – Flexibility on transaction timeline and capacity deployment for the further investment Financial projections, including revenue, gross profit, EBITDA and Free Cash Flow (3) , sensitized around four possible Bitcoin price scenarios over the next five years – Base case of $25K trending up to 50K by 2025E, price increases ~$5K per annum – Downside case of $25K trending down to $12.5K by 2025E, price decreases ~$2.5K per annum – Flat case of price staying constant at $25K through 2025E – Upside case of $25K trending up to $100K by 2025E, price increases ~$15K per annum

42 Mining Costs Overview Category Description Indicative Amount Mining Equipment Primary capex cost ; used for purchasing equipment and high - efficiency ASIC - powered Bitcoin miners (includes taxes and duties) $962k / MW Infrastructure New site infrastructure build out, including substations, transformers and utility contract deposits $217k / MW Blockbox Repeatable 500 square foot datacenter container infrastructure $127k / MW Category Description Indicative Amount Electricity The most important operating cost for Bitcoin mining; low electricity costs mitigate negative Bitcoin price movements $27 – $28 (1) / MWh average Opex and Maintenance Mining equipment and electric infrastructure need staff to perform ongoing troubleshooting and repairs $4,500 / MW per month Opex Breakdown Capex Breakdown Source: Cipher Mining management Note: Assumes BTC price increases from $25K to $50K from 2021E to 2025E (1) Subject to LOI

43 Expected Increasing Importance of Transaction Fees Source: Cipher Mining management Note: Projections based upon BTC increases from $25k to $50k from 2021E to 2025E; assumes 455 EH/s network hashrate by Dec 20 25E ; assumes 2.38 BTC transaction fees per block by Dec 2025E; assumes 745MW deployed by Dec 2025E Illustrative Revenue from Transaction Fees and Bitcoin Mined, in Base Case of BTC to $50K ($ in millions) Strong Ability to Capture Transaction Fees Projected revenue is earned from both the block reward and the transaction fees As the total number of Bitcoin available to mine declines over time, the transaction fees will become the main incentive driv er for miners As use of the Bitcoin network expands, Cipher Mining will be well positioned to command an increasing portion of the network fee s For Cipher Mining, the % of revenue expected to come from transaction fees increases from 7% in 2021E to 40% in 2025E for the ba se case Transaction Fees as % of Revenue 8.2% 8.9% 9.7% 10.5% 10.9% 12.2% 13.2% 14.3% 15.4% 16.6% 30.3% 32.2% 34.2% 36.2% 38.3% 40.4% 42.5% $3 $7 $13 $14 $17 $20 $24 $29 $35 $45 $54 $65 $76 $90 $107 $127 $26 $63 $111 $114 $124 $133 $145 $160 $176 $102 $113 $125 $133 $146 $158 $172 $6 $29 $70 $124 $128 $141 $153 $169 $189 $211 $147 $166 $190 $209 $236 $265 $299 4Q21E 2Q22E 4Q22E 2Q23E 4Q23E 2Q24E 4Q24E 2Q25E 4Q25E Revenue from Transaction Fees Revenue from BTC Mined

44 Additional MW from $50M Investment 38.3 35.2 28.3 23.6 20.2 Additional Hashrate from $50M Investment (EH/s) 1.3 1.1 1.4 1.6 1.7 ($34.6) $34.8 $33.2 $23.8 $24.7 ($40.0) $29.1 $20.6 $21.5 ($33.6) $30.2 $31.2 ($37.3) $37.0 ($31.2) ($5.2) $28.7 $37.3 $83.2 2021E 2022E 2023E 2024E 2025E Significant Upside from Additional Capex Deployment Illustrative Cash Flow Generated by Annual $50M Investments, by Year of Investment (1) ($ in millions) Source: Cipher Mining management Note: Projections based upon BTC increases from $25k to $50k from 2021E to 2025E; assumes 455 EH/s network hashrate by Dec 2025E; assumes 2.38 BTC transaction fees per block by Dec 2025E; assumes 745MW deployed by Dec 2025E; EBITDA and Free Ca sh Flow are non - GAAP financial measures (1) Free Cash Flow = EBITDA – Capex, EBITDA defined as net earnings (loss) before interest expense, income tax expense (benefit), d epreciation and amortization Additional $50M annual capex investment is expected to generate $83.2M Free Cash Flow annually by 2025E 2025E 2021E 2022E 2023E 2024E

Projected Financials – BTC Price from $25K to $50K

($ in millions)

	Year ending December 31				
	2021E	2022E	2023E	2024E	2025E
Initial Investment Revenue	$6	$350	$524	$412	$422
Additional Investment Revenue	0	0	128	303	586
Total Revenue	**$6**	**$350**	**$652**	**$714**	**$1,009**
% Growth		*5418.0%*	*86.1%*	*9.6%*	*41.2%*
Initial Buildout OpEx	(1)	(83)	(128)	(128)	(128)
Additional Investment OpEx	0	0	(16)	(45)	(74)
Total Profit Sharing Payout	(1)	(17)	(24)	(20)	(20)
Gross Profit	**$4**	**$250**	**$484**	**$522**	**$787**
% Margin	*65.8%*	*71.4%*	*74.3%*	*73.1%*	*78.0%*
SG&A	(9)	(13)	(19)	(20)	(26)
EBITDA	**($5)**	**$237**	**$465**	**$502**	**$761**
% Margin	*(81.9%)*	*67.8%*	*71.4%*	*70.3%*	*75.5%*
D&A	(1)	(63)	(114)	(150)	(193)
PIPE and Transaction Fees	(44)	0	0	0	0
Income Taxes (1)	11	(37)	(74)	(74)	(119)
Net Income	**($40)**	**$138**	**$278**	**$278**	**$449**
% Margin	*(625.1%)*	*39.4%*	*42.6%*	*39.0%*	*44.5%*
Capex and Investment	(494)	(134)	(194)	(229)	(259)
Free Cash Flow (2)	**($499)**	**$103**	**$271**	**$273**	**$503**

Source: Cipher Mining management

Note: Projections based upon BTC increases from $25k to $50k from 2021E to 2025E; assumes 455 EH/s network hashrate by Dec 2025; assumes 2.38 BTC transaction fees per block by Dec 2025; assumes 745MW deployed by Dec 2025; ; EBITDA and Free Cash Flow are non-GAAP financial measures; Assumes 21% income tax rate

(1) Excludes application of NOLs and bonus depreciation (2) Free Cash Flow = EBITDA – Capex, EBITDA defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization

45

Cipher Mining Appendix: Bitcoin Mining 101

47 Bitcoin – a decentralized, permission - less digital currency in which new units are generated by computational solution of mathematical problems Blockchain - a data system in which transactions are stored on a peer - to - peer digital ledger and based upon cryptographic engagement Block - Bitcoin transaction records Mining – current transaction processing in the Bitcoin network, whereby blocks are added to the blockchain, or history of past block transactions Hash Rate - a miner’s performance expressed via processing power, the number of calculations a miner can perform each second Block Reward – Quantity of Bitcoin received for block mined Key Terms Source: Cipher Mining management

48 What is Bitcoin? Bitcoin Overview • Bitcoin is a digital commodity invented in January 2009 by an unknown person under the pseudonym of Satoshi Nakamoto • By 2025E, Bitcoin is expected to surpass gold’s annual stock to flow ratio (commodity’s current stock divided by flow of new pro duction) • Gold has high storage and transport costs while Bitcoin requires no transport costs and has a transparent and diminishing sup ply schedule • There is a finite supply of 21 million Bitcoins with ~18.6 million Bitcoins currently in circulation – it is a scarce asset that can serve as a hedge against various forms of inflation Bitcoin Supply Schedule (BTC in millions, Annual emissions in %) 18.6MM today (88%), 19.9MM by 2024 (94%), 21MM by 2141 (100%) Source: Cipher Mining management and Coin Metrics Note: Bitcoin market data as of 1/15/21 Bitcoin Marketplace Regulation Custody Trading • Regulated by the US Commodities Futures Trading Commission • SEC oversee specific institutions while state regulators have jurisdiction over transactions in their states • Self - custodied or custody can be assigned to third parties • Most major custody platforms carry insurance to protect holders against theft • Can be traded in spot or futures form (physically and cash settled) • Almost all exchanges employ AML/KYC protocols to ensure “clean” trading pools 0 7 14 21 0% 20% 40% 60% 80% 100% 2009% 2019% 2029% 2039% 2049% 2059% E E E E Today

49 Bitcoin Mining, Explained Pooled blocks of Bitcoin transactions are encrypted by cryptography Upon block formation, miners allocate computational resources to solve the mathematical algorithm Solved blocks of transactions are verified by the peer - to - peer Bitcoin network New transaction block attached to existing chain, the blockchain Miners are rewarded with Bitcoin and a transaction fee A Bitcoin Miner is a computational network built to solve cryptographic algorithms 1 2 3 4 5 Source: Cipher Mining management

50 Bitcoin Mining Economics Mining Difficulty, Bitcoin Price Mining Hardware Expense Political and Regulatory Acceptance Scale and Bolt - on Ability Electricity Source and Data Center Efficiency Performance Monitoring Software Driven by miner’s hash rate as a fraction of the overall network 6.25 Bitcoin reward (1) per block, halving every four years 52,560 Bitcoin blocks awarded per year Miners awarded transaction fee for successful block verification Determined by scarcity, finite supply and investor demand Profitability Drivers Source: Cipher Mining management (1) As of May 2020 x Price of BTC x Block Reward x Blocks/ Year Mining Difficulty Bitcoin Mining Revenue = Transaction Fees + Mining Revenue Generation Industry and Network Factors Project - Specific Factors

Bitcoin Mining Technical Overview

Bitcoin mining is based on a trustless algorithm requiring miners to solver cryptographic puzzles in order to create new blocks of transactions

1. New transactions are broadcast to the network
2. Economically-motivated miners select transactions with the highest fees to construct potential blocks
3. Miners work in competition to solve the cryptographic puzzle, spending electricity and time to find the solution via brute force guessing (hashing)
4. Once a miner finds a correct solution, the new block is broadcast and verified across the network, thus being added to the blockchain
5. In adding this block to the blockchain, the winning miner is compensated for their work through:
   1) block reward (new Bitcoins)
   2) transaction fees



1 New Transactions
2 Miner choose transactions based on fees
3
Miner A
Miner B
Miner C
Miners work to find a solution to the puzzle (by hashing)
SHA256 (0000000000000000000032flebbac1037921cade30b0a69 1)
2)
3)
…
SHA256 (0000000000000000000032flebbac1037921cade30b0a69404209776)
4 New Block
Block of latest transactions
New block verified by network and added to the blockchain ledger
5 Miner Compensation
New BTC
Transaction fees
Block of previous transactions
Block of previous transactions
Block of previous transactions
Block of previous transactions
~10m ago
~20m ago
~30m ago
~40m ago

Source: Cipher Mining management and Galaxy Digital Research

51

52 Hash Rate and Network Dynamics The processing power of the Bitcoin network is expressed in Hash Rate (hashes, or calculations, per second or H/s) Hash rate is often measured in Exa hashes per second (EH/s) or Tera hashes per second (TH/s) A new block of transactions (a Block Reward) is created every ~10 minutes, each consisting of 6.25 Bitcoin (as of May 2020) Miners are awarded Block Rewards in proportion to their processing contribution of the overall network 0 40 80 120 160 200 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Network Hash Rate is Related to Spot Price Based on Rational Economic Decisions of Miners • Rising spot prices expand margins and attract more miners, driving hash rates higher and market share lower • Margins have an upper bound limited by competition and a lower bound limited by miners’ required minimum return Steady Increase in Network Hash Rate (1) (EH/s) Hash Rate Block Reward Source: Coin Metrics Note: Bitcoin market data from 12/1/18 to 12/31/20 (1) 1 - day average

53 • Following each halving, Bitcoin miners receive half the Bitcoin per block mined • Halving will occur until 2140, when Bitcoin outstanding will reach its maximum of 21 million • Bitcoin mining block rewards have halved twice prior to May 2020, in 2012 and 2016, each seeing significant price appreciatio n i n the ensuing 18 months Halving Drives Bitcoin Scarcity 1st Halving: Block Reward 50 25 2nd Halving: Block Reward 25 12.5 3rd Halving: Block Reward 12.5 6.25 Bitcoin Halvings Have Led to Dramatic Price Increases (BTC Logarithmic Scale) Source: Cipher Mining management and Coin Metrics Note: Bitcoin market data as of 1/15/21 $1 $10 $100 $1,000 $10,000 $100,000 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Jan-20 Jan-21

54 $0.10 $1.00 $10.00 $100.00 $1,000.00 $10,000.00 $100,000.00 $1,000,000.00 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Stock - to - Flow Model a Reflection of BTC Price Trajectory S2F Model (15 month S2F ratio) S2F Multiple (BTC price / S2F model) BTC (USD) 50 Months until next halving 45 35 30 40 25 20 15 10 5 0 Source: PlanB@100trillionUSD

55 What to Look for in a Bitcoin Mining Project Factor Role Power Cost As the largest mining cost, electricity price drives project competitiveness Operator/ Management Bitcoin mining datacenters vary significantly from traditional datacenters, and market nuances vary by region Jurisdiction Regulatory clarity and acceptance makes some countries and states inhospitable for Bitcoin mining Other Opex Miners are incentivized to have a light operating model as G&A expense spend weighs down returns Structure The nature of the structure – temporary versus permanent – impacts durability and secondary capex cycles Site Climate Humidity is the primary environmental operating concern, while heat and dust are considerations if not managed proactively Security Both physical location access and custody of mined Bitcoins Source: Cipher Mining management Relative Importance Expansion Potential Long potential useful life mitigates secondary capex cycles, amplifying returns on reinvestment of hardware